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                            AGREEMENT UNDER STANDARDS

        THIS AGREEMENT, between the Arapahoe County Public Airport Authority ("Authority") and PROFLIGHT, INC. ("Licensee"), is dated as of the 13th day of October, 1994.

        WHEREAS, Authority is responsible for the operation and maintenance of the Centennial Airport, hereinafter referred to as "Airport"; and

        WHEREAS, the Authority has adopted Minimum Standards for Commercial Aeronautical Activities ("Standards") at the Airport; and

        WHEREAS, Licensee has met all requirements stipulated within said Standards for the conduct of the activities proposed and has made application for the licensing of its operation; and

        WHEREAS, Licensee submitted its application under Standards to the Authority on the 8th day of September, 1994; and

        WHEREAS,   Licensee's   proposes  to  commence   its  based   commercial
aeronautical activities at Centennial Airport on the 14th day of October, 1994 ("Commencement Date"); and

        WHEREAS, Licensee is subleasing its premises from Arapahoe Airport Joint Venture #1 pursuant to a sublease agreement dated the 15th day of October, 1993 ("Sublease Agreement"); and

        WHEREAS,   the  Authority  has  held  public  hearing  upon   Licensee's
application and has approved said application on 13th day of October, 1994.

NOW, THEREFORE, the parties hereto agree as follows:

        1. Authorized Activities: Authority grants Licensee the right to conduct the following named commercial aeronautical activities under the Standards at the Airport:

                              Aircraft Maintenance

        2. Term: The authorization granted Licensee to conduct the above-named commercial aeronautical activities shall terminate ten (10) years from the date of this Agreement or upon the expiration of the term of the Sublease Agreement as may be amended by the parties thereto whichever occurs first. Licensee may renew the agreement by submitting an application and demonstration compliance with all requirements of the Standards in place at the time of renewal.

        3. Fees:

           a. Licensee shall pay to Authority the fees prescribed in Exhibit A attached hereto and made a part hereof adopted by the Authority September 8, 1994. It is understood that the fees may be increased or decreased from time to time by the Authority and Licensee agrees to be bound by any changes to the fees in Exhibit A hereafter made by the Authority and to make payment to the Authority in accordance therewith.

           b. The Fees specified in Exhibit A shall be paid annually; the initial payment of $125.00 to be made by Licensee upon execution of this Agreement and subsequent payments made prior to February 1 of each succeeding year.



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           c. In the event of termination  of service by Licensee  subsequent to the date of this Agreement, the Annual Fees for this activity shall be adjusted in accordance with the following formula:

               Prior to 1 April                    Full Fee
               Between 1 April and 30 June         3/4 Fee
               Between 1 July and 30 September     1/2 Fee
               Between 1 Oct. and 31 Dec.          1/4 Fee

        4. Delinquency: The payments set forth in paragraph 3b above must be kept current. Interest from the due date shall be charged on any payment overdue at the rate of one and one-half percent (1 1/2%) for month prorated for the number of days late and based on the date of receipt of payment by Authority.

        5. Place and Manner of Payments: All payments required to be made hereunder by Licensee to Authority shall be made at the Airport Manager's Office at the Airport. All payments shall be made in legal tender of the United States. All checks shall be received by Authority subject to collection of any such checks.

        6. Books and Records: Licensee shall keep and maintain at Airport or at such other place as may be approved in writing by Authority, true and accurate books and records regarding the aircraft used in its operations under the terms of this Agreement in a form satisfactory to Authority.

        7. Inspection: Authorized representatives of the Authority shall have the right to inspect the premises of Licensee at reasonable intervals during regular business hours to determine whether Licensee has complied and is complying with the terms and conditions of this Agreement.

        8. Notifications: a. Licensee agrees to comply with the requirements stipulated for conduct of Aircraft Maintenance as set forth in said Standards and with the Airport Rules and Regulations, both of which may be amended from time to time by the Authority; and to notify the Authority with respect to any change in the elements of its operations, to include:

          1)     change in any required insurance coverage
          2)     change in hours of operation
          3)     change in qualification/certification required of its employees
          4)     change in location of required facilities
          5)     change in aircraft fleet
          6)     change in principals or key officials of Licensee
          7)     change in company name
          8) change in the scope of business services along with amendments to FAA certifications concerning such operations

        b. All notices required hereunder shall be made to the Authority as follows: Executive Director, 7800 South Peoria Street, Englewood, Colorado
80112,  and to Licensee at 12420 East Control  Tower Road.  Englewood.  Colorado
80112. All notices shall be hand delivered or sent certified mail, return receipt requested.

        9. Insurance:

        a. Licensee agrees that it will at all times during the terms of this agreement, at its cost and expense, provide and keep in force a policy or policies of insurance as described on Exhibit A


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attached hereto and made a part hereof; include the Authority, its officers, and agents as additional insured. All policies of insurance required herein shall be in a form and in a company or companies approved by the Authority and qualified to do business in the state of Colorado. Licensee shall furnish proper certification and evidence of compliance to the Authority. Such certification shall provide that such policy may not be materially changed, altered, or canceled by the insurer during its term without first giving twenty (20) days written notice by registered mail, return receipt requested, to Authority.

        b. Licensee shall not violate the terms or prohibitions of any insurance policy herein required.

        c. Authority shall not be under any obligation to prosecute, settle or adjust any claim which may accrue under any such policy of insurance.

        10. Personnel:

        a. The Licensee shall have in his employ and on duty during operating hours trained personnel in such numbers as are required to meet the Standards in an efficient manner for each aeronautical service being performed.

        b. All personnel of Licensee are required to hold current Federal Aviation Administration certificates and ratings as they are required.

        11. Standard Clauses:

        a. This Agreement grants Licensee the non-exclusive right to use the airfield and associated operational areas in common with others as authorized, which right shall be exercised in accordance with the laws of the United States of America and the State of Colorado, the rules and regulations promulgated by their authority with reference to aviation and air navigation, and all pertinent directives, Rules and Regulations of the Authority.

        b. Licensee shall make its accommodations and/or services available to the public on fair and reasonable terms without unjust discrimination on the basis of race, color, religion, sex, age, handicap, or national origin.

        c. Licensee shall furnish its accommodations and/or services on a fair, equal and not unjustly discriminatory basis to all users thereof and it shall charge fair, reasonable and not unjustly discriminatory prices for each unit of service; provided, that Licensee may be allowed to make reasonable and nondiscriminatory prices for each unit of service; provided, that Licensee may be allowed to make reasonable and nondiscriminatory discounts, rebates or other similar type of price reductions to volume purchasers.

        d. Licensee shall maintain at its own expense all necessary permits and licenses required in the conduct of its business at the Airport.

        e. Licensee shall at all times retain qualified and competent personnel to conduct its authorized activities and said personnel shall be authorized to represent and act for Licensee.

        f. Licensee shall observe and obey all laws, ordinances, rules and regulations of the United States of America and of the State of Colorado, Arapahoe County, and the Authority which may be applicable to its operations at the Airport.

        g. Licensee shall pay, in addition to the application and annual activity fees, as required herein, all other costs connected with the operation of said business including, but not limited to,



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insurance and taxes.

        h. Licensee shall provide the Authority a schedule of the hours of operation that Licensee will be open to the public and the names and telephone numbers of Licensee's officials who shall be available at all hours of Licensee's operations at the Airport to perform required management functions.

        i.  Licensee   shall   conform  to  all   applicable   safety,   health,
environmental, and sanitary codes and agrees to cooperate with the Authority in its fire prevention efforts and comply with Airport Rules and Regulations.

        j. Licensee is and shall be deemed to be an independent contractor in the conduct of its business and activities hereunder and shall be responsible to all persons for its acts of omission or commission and Authority shall in no way be responsible therefore. In the use of the Airport, Licensee shall indemnify Authority, Arapahoe County and the State of Colorado, their agents and employees, from any and all liability that may proximately result because of any negligence on the part of Licensee's officers, agents, or employees.

        k. Licensee shall comply with the requirements of any Executive Order barring discrimination; further, in accordance with these requirements, Licensee shall not discriminate in any manner against any employee or applicant for employment because of political or religious opinion or affiliation, sex, race, creed, color, handicap, or national origin; and further, licensee shall include a similar clause in all subcontracts, except subcontracts for standard commercial supplies or raw materials. Licensee understands and acknowledges that the Authority has given to the United States of America, acting by and through the Federal Aviation Administration, certain assurances with respect to non-discrimination which have been required by Title Vl of the Civil Rights Act of 1964, and by or pursuant to Title 49, Code of Federal Regulations, Department of Transportation, Subtitle A, Office of the Secretary, Part 21, Non-discrimination in Federally Assisted Programs of the Department of Transportation, as a condition precedent to the Government making grants in aid to the Authority for certain Airport programs and activities, and that the Authority is required under said regulations to include in every agreement or concession pursuant to which any person or persons other than the Authority operates or has the right to operate any facility on the Airport providing services to the public, the following covenant, to which Licensee agrees:

               "Licensee, in its operation at and use of the Airport, covenants that it will not, on the grounds of sex, race, color, or national origin, discriminate or permit discrimination against any person or group of persons in any manner prohibited by Title 49, Code of Federal Regulations Department of Transportation Subtitle A, Office of the Secretary, Part 21; and in the event of such discrimination; Licensee agrees that the Authority has the right to take such action against Licensee as the Government may direct to enforce this covenant."

        l. Airport Development: The Authority reserves the right to further develop or improve the landing area of the Airport as it sees fit and without unreasonable interference or hindrance.

        m. Performance of Services: It is clearly understood by the Licensee that no rights or privileges have been granted which would operate to prevent any person, firm or corporation operating aircraft on the Airport from performing any services on its own aircraft with its own regular employees (including but not limited to, maintenance and repair) that it may choose to perform provided, however, that such services shall be subject to the Rules and Regulations established by the Authority and shall be consistent with terms of any lease or sublease of hangar space.



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        n. Authority's  Rights:  The Authority reserves the right (but shall not be obligated to the Licensee) to maintain and keep in repair the landing area of the Airport and all publicly-owned facilities of the Airport together with the right to direct and control all activities of the Licensee in this regard.

        o. Airport Obstruction: The Authority reserves the right to take any action it considers appropriate to protect the aerial approaches of the Airport against obstruction, together with the right to prevent the Licensee from erecting or permitting to be erected, any building or other structure on the Airport which, in the opinion of the Authority, would limit the usefulness of the Airport or constitute a hazard to aircraft.

        p. Subordination: This shall be subordinate to the provisions of any existing or future agreement between the Authority and the United States, relative to the operation or maintenance of the Airport, the execution of which has been or may be required as a condition precedent to the expenditure of Federal funds for the development of the Airport. This subordination includes, but is not limited to, the right of the Authority, during time of war or national emergency, to lease the landing area, or any part thereof, to the United States for military or naval use, and if any such lease is made, the provisions of this Agreement shall be suspended.

        q. Indemnity: The Licensee shall hold the Authority, the Airport Manager and all other Airport personnel and their agents harmless from and against all suits, claims, demands, actions, and/or causes of action of any kind or nature in any way arising out of or resulting from Licensee's activities, and shall pay all expenses in defending any claims against the Authority by reason of Licensee's activities.

        r. No Sham Affidavit: All terms and conditions with respect to this Agreement are expressly contained herein, and the Licensee agrees that no representative or agent of the Authority has made any representation or promise with respect to this Agreement not expressly contained herein.

        s. Assignment: All covenants, stipulations and provisions in this Agreement shall extend to and bind the legal representatives, successors and assigns; however, Licensee shall not assign or transfer this Agreement without the written approval of Authority which approval may be denied for any reason.

        t. Exclusive Right: It is understood and agreed that nothing herein shall be construed to grant or authorize the granting of an exclusive right within the meaning of Section 308 (a) of the Federal Aviation Act of 1958, as amended.

        u. Affirmative Action Program: The Licensee assures that it will undertake an affirmative action program as required by 14 CFR Part 152, Subpart E, to ensure that no person shall on the grounds of race, creed, color, national origin, or sex be excluded from participating in any employment activities covered in 14 CFR Part 152, Subpart E. The Licensee assures that no person shall be excluded on these grounds from participating in or receiving the services or benefits of any program or activity covered by this subpart. The Licensee assures that it will require that its covered suborganizations provide assurances to the Licensee that they will require assurances from their suborganizations, as required by 14 CFR Part 152, Subpart E, to the same effect.

        v. Aircraft Leaseback. Sublease. or other Aircraft Operating Agreements:

           (1) All aircraft leases, leasebacks, subleases or other aircraft operating agreements involving commercial activity between an aircraft owner/operator and Licensee shall be in writing and shall conform to the Standards for the respective aeronautical activities being performed


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under the subject agreement.

           (2) Where such agreements involve or contemplate the right or responsibility or obligation to perform maintenance on aircraft (other than Preventive Maintenance), such agreements must involve reasonable use of and payment for the aircraft commensurate with the value and usage of said aircraft.

           (3) A copy of all such  agreements must be submitted to the Authority
along  with  proof  of  compliance   with  all  applicable   Airport   insurance
requirements.

        12. Cancellation and Termination: Authority may cancel and terminate this Agreement, with or without process of law, without liability, in the event any payment required hereunder is in arrears and remains unpaid for a period of thirty (30) days after the same is due, upon giving ten (10) days written notice to Licensee of the Authority's intention to terminate, at the end of which time all the rights Licensee hereunder shall terminate unless such payment, which shall have been stated in such notice, shall have been paid within such ten (10) days; provided, however, Licensee will be allowed only two (2) such notice within any twenty-four (24) month period to cure within the time specified in this paragraph. The third such notice in any twenty-four (24) month period shall be final and shall cancel and terminate all of the rights hereunder of Licensee without any right on the part of Licensee to cure such default after receiving such notice. In like manner, upon thirty (30) days written notice, Authority may cancel and terminate this Agreement in the event of any other non-monetary default of Licensee.

        13. Obligations Following Termination: Except as otherwise provided herein, in the event of cancellation and termination of this agreement by Authority as herein provided, parties shall have no further obligations hereunder, except that Licensee shall remain liable to the Authority for all damages, charges and fees accrued to the date of termination.

        14. No Personal Liability: No commissioner, officer, or employee of Authority shall be held personally liable under this Agreement or because of its enforcement or attempted enforcement.

        15. Entire Agreement: This Agreement covers and includes the entire agreement between the parties and there are no promises, representations, warranties, conditions, terms or obligations other than those contained herein. Licensee has read and understands the whole of this Agreement and now states that no representations, promises or agreements not expressed herein have been made to induce the Licensee to enter into it. Licensee understands that no Commissioner, Officer, or Agent of Authority has the authority to change, rescind, alter or modify the agreement in whole or in part.

        IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed this 13th day of October, 1994.

(Seal)                       ARAPAHOE COUNTY PUBLIC AIRPORT AUTHORITY

                                                   /s/ Jeannie Jally
                                                   -----------------------------
                                                                        Chairman

ATTEST:
/s/ Thomas Eggert
--------------------------
Clerk
                                                   /s/ Kevin L. Burkhardt
                                                   -----------------------------
                                                                        Licensee
/s/ David Cohen
--------------------------
Witness





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